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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of PolyMedica Corporation ("PolyMedica") for the fiscal year ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Samuel L. Shanaman, Chairman and Chief Executive Officer, and Fred H. Croninger III, Chief Financial Officer of PolyMedica, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PolyMedica.

                                       /s/ Samuel L. Shanaman
                                       -----------------------------------------
Dated: June 11, 2004                   Samuel L. Shanaman
                                       Chairman of the Board and Chief Executive
                                       Officer

                                       /s/ Fred H. Croninger, III
                                       -----------------------------------------
Dated: June 11, 2004                   Fred H. Croninger, III
                                       Chief Financial Officer and Treasurer